ATAC Inflation Rotation Fund

(A series of Managed Portfolio Series)

Institutional Class – ATCIX
Investor Class - ATACX

Supplement dated July 3, 2018 to the Prospectus and Summary Prospectus dated March 24, 2018.

Pension Partners, LLC, investment adviser to the ATAC Inflation Rotation Fund (the “Fund”), has determined that the Fund will not borrow against a line of credit for investing purposes through at least December 31, 2019.  Therefore, the fees and expenses table and expense example found on page 1 of the Fund’s Prospectus are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fee	0.25%	0.00%
Other Expenses	0.30%	0.30%
Acquired Fund Fees and Expenses(1)	0.20%	0.20%
Interest Expense(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.01%	1.76%
Less: Fee Waiver (3)	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver (1)(3)	1.95%	1.70%
(1)
The Total Annual Fund Operating Expenses After Fee Waiver does not correlate to the ratios of expenses to average net assets included in the Financial Highlights section of the Fund’s Statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

(2)	The Fund will not to utilize a line of credit for investment purposes through at least December 31, 2019.
(3)
Pension Partners, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and reimburse Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.74% of the average daily net assets of the Fund’s Investor Class shares and do not exceed 1.49% of the average daily net assets of the Fund’s Institutional Class shares.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date on which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least March 24, 2019. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$198	$625	$1,077	$2,333
Institutional Class	$173	$548	$949	$2,068

This supplement should be retained with your Prospectus and Summary Prospectus for future reference.